UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

 COMPANIES

Investment Company Act file number_811-21357

_Franklin Templeton Limited Duration Income Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/14

Item 1. Reports to Stockholders.

MARCH 31, 2014

ANNUAL REPORT

FIXED INCOME

Franklin Templeton Limited Duration Income Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Contents
Annual Report		Annual Shareholders’ Meeting	16	Report of Independent
Franklin Templeton Limited		Dividend Reinvestment Plan	17	Registered Public
Duration Income Trust	1			Accounting Firm	57
		Financial Highlights and
Performance Summary	8	Statement of Investments	20	Tax Information	58
Important Notice to		Financial Statements	40	Board Members and Officers	59
Shareholders	9	Notes to Financial Statements	43	Shareholder Information	64

Annual Report Franklin Templeton

Limited Duration Income Trust

Your Fund’s Goals and Main Investments: Franklin Templeton Limited Duration

Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Dear Shareholder:

This annual report for Franklin Templeton Limited Duration Income Trust covers the fiscal year ended March 31, 2014.

Performance Overview

For the 12 months under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of +6.77% based on net asset value and -5.85% based on market price. Net asset value increased from $14.30 per share on March 31, 2013, to $14.36 at period-end, and the market price decreased from $14.82 to $13.05 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 8.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 1

Economic and Market Overview

During the 12-month period ended March 31, 2014, especially in the second half of 2013, the U.S. economy showed ongoing signs of recovery supported by consumer and business spending and rising inventories. Harsh winter weather conditions across many states, however, suppressed economic activity early in 2014. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing activity expanded during the period under review, although adverse weather led to a slowdown in early 2014. The unemployment rate declined to 6.7% in March 2014 from 7.5% in March 2013.1 Inflation remained well below the U.S. Federal Reserve Board’s (Fed’s) 2.0% target.

In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government though September 2014. Congress then approved suspension of the debt ceiling until March 2015.

In May 2013, the Fed indicated it might reduce its monthly asset purchases based on improved economic data, triggering a bond market sell-off that raised long-term U.S. Treasury yields to a two-year high. Long-term Treasury yields rose again late in 2013 as the Fed announced it would reduce its bond purchases $10 billion a month beginning in January 2014 while keeping interest rates low. However, yields declined through period-end as investors shifted from emerging market assets to less risky assets because of concerns over emerging market growth prospects and the potential impact of the Fed’s reductions to its asset-purchase program. Although economic data in early 2014 were soft resulting from severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while saying the Fed might quicken the expected pace of the central bank’s rate-hike cycle and adopting a more qualitative approach to rate-hike guidance.

The 10-year Treasury yield rose from 1.87% at the beginning of the period to a high of 3.04% on December 31, 2013, mainly because of an improved economic environment and market certainty about the Fed’s plans. However, some weakening economic data, possibly due to bad weather, and increasing political tension in Ukraine contributed to the 10-year U.S. Treasury yield’s decline to 2.73% at period-end. Below-investment-grade corporate bonds, as measured by the Credit Suisse (CS) High Yield Index,2 outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.3

2 | Annual Report

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

Performance of the Fund’s primary asset classes was positive during the fiscal year under review. The U.S. economy continued to expand and showed signs that growth could potentially be sustainable without active support from the Fed. Concerns about the Fed’s tapering of its quantitative easing program led to a sharp rise in interest rates in May and June 2013, but outgoing Fed Chairman Ben Bernanke calmed investor concerns when he reiterated that any tapering would be data dependent and was not imminent. Although initial comments made by new Fed Chair Janet Yellen caused a brief spike in interest rates, overall the transition in Fed leadership went fairly smoothly and expectations were that the Fed would continue the same accommodative policies it has followed in recent years. With short-term interest rates remaining near zero and government bond yields close to historically low levels, investors continued to shift money to the credit markets in search of yield, resulting in strong flows to high yield bonds and term loans.

Given the interest rate spike in mid-2013, financial investments had mixed returns for the period, depending on their degree of rate sensitivity. The broader stock market, as measured by the Standard & Poor’s® 500 Index, returned +21.86% over the 12-month period.4, 5 Yields for 10-year Treasury bonds rose from 1.87% at the beginning of the Fund’s fiscal year to 2.73% at period-end, pressuring returns for assets with a high degree of rate sensitivity. In this environment, high yield corporate bonds returned +7.67%, followed

Dividend Distributions*
4/1/13–3/31/14

Dividend per
Month	Common Share (cents)
April	7.3
May	7.3
June	7.3
July	7.3
August	7.3
September	7.3
October	7.3
November	7.3
December	7.3
January	7.3
February	7.3
March	7.3
Total	87.60

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 3

by +5.04% for leveraged loans and +0.20% for mortgage-backed securities (MBS), as measured by the CS High Yield,2, 4 CS Leveraged Loan (CS LLI)2, 4 and Barclays U.S. MBS3, 4 Indexes, respectively. Over the course of the year, we initiated positions in municipal securities, which we funded in part by selling certain MBS. Our exposure to leveraged loans and high yield corporate bonds remained relatively unchanged.

High Yield Corporate Bonds

High yield bonds generated coupon-like returns of +7.67% for the year, as spread tightening of nearly 100 basis points (100 basis points equal one percentage point) offset the impact of higher interest rates on Treasury bonds.2, 4 The spread tightening was supported by favorable fundamental factors, which included a continued low default rate, as well as by technical factors such as positive inflows into the high yield market. Robust credit markets enabled many companies to refinance debt at lower interest rates and improve cash flows. Although the fundamental outlook remained favorable to us, we began to see early signs of shareholder-friendly activity such as pay-in-kind deals to fund dividends to shareholders and an increased presence by activist investors, which could be detrimental to credit quality going forward. Nevertheless, based on our expectations for continued moderate economic growth and a below average default rate, we remained optimistic on the asset class.

Floating Rate Corporate Loans

For the one-year period, the corporate loan asset class returned +5.04%, as measured by the CS LLI.2, 4 Technical conditions in the corporate loan market remained supportive amid robust issuance of new collateralized loan obligations (CLOs) and inflows into corporate loan mutual funds. The strong demand also helped buoy loans trading at significant discounts to par, including securities from lower rated and distressed issuers.

Inflows into loan mutual funds reached the highest level since early 2011 and accelerated amid expectations of Fed tapering. The robust inflows in the loan market reflected a broader trend of many investors moving to credit sectors with shorter duration as they sought a potential hedge against rising interest rates. New CLO issuance also contributed to strong technical factors, as banks drove demand for AAA-rated CLO tranches. CLO activity remained strong during the period despite uncertainty surrounding potential regulations, which could possibly constrain future issuance, as well as a more challenging arbitrage environment amid higher U.S. Treasury yields.

4 | Annual Report

With fund inflows and CLO formation helping lift a majority of loans to trade over par, a wave of repricing transactions took place for a large portion of the loan market. Repricing and refinancing transactions that tightened spreads and lowered LIBOR floors helped increase demand for relatively high-coupon loans with protection against repricing activity, as well as for loans trading at a discount to par. The high demand also allowed issuers to alter the structure of deals as a majority of new issuance launched without maintenance covenants, furthering a market shift away from more restrictive covenants.

The default rate declined during the period, reflecting favorable loan market fundamentals including strong interest coverage and a lack of near-term maturities across the market.

Mortgage-Backed and Asset-Backed Securities

Agency MBS and high-quality securitized sectors had positive performance over the period and outperformed Treasuries with similar duration. In our view, agency mortgages were fully valued. Investor awareness about the timeline for tapering reduced anxiety. Questions remained about the demand source for agency MBS after the Fed ends its buying program. We felt the demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. The recent decline in gross issuance may contribute to tighter spreads, but we believed recent spreads did not fully compensate investors for the risks. As interest rates and mortgage rates have moved higher, actual prepayment levels have declined and could, in our opinion, allow investors to keep a greater portion of their income.

We shifted our MBS allocation to lower coupons during the period. Our heaviest exposure was in 3.0% and 4.0% coupon securities as we decreased exposure to 5.0% through 6.0% coupon MBS, concentrating on specified pools. We continued to invest in bonds from higher quality securitized sectors as we found what we viewed as fundamentally sound bonds at attractive yields. The Fund remained allocated to higher quality asset-backed securities and commercial MBS as credit fundamentals in the sectors have shown signs of improvement. We favored this positioning because we believe commercial real estate fundamentals could slowly and steadily improve over the next few years.

Annual Report | 5

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: Bureau of Labor Statistics.
2. CS High Yield Index and CS LLI. Copyright © 2014 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved.
3. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
4. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
5. Standard & Poor’s (S&P®) 500 Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guaran-
tee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

Annual Report | 7

Performance Summary as of 3/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

FTF Share Prices
				3/31/14		3/31/13		Change
Net Asset Value (NAV)				$14.36		$14.30	+$	0.06
Market Price (NYSE MKT)				$13.05		$14.82	-$	1.77

Distributions
		Dividend Income
4/1/13–3/31/14				$0.8760

Performance[1]
		Cumulative Total Return[2]				Average Annual Total Return[3]
		Based on		Based on change		Based on		Based on change
		change in NAV[3] in market price[4]				change in NAV[3]		in market price[4]
1-Year	+	6.77%		-5.85%	+	6.77%		-5.85%
5-Year	+	102.22%	+	112.94%	+	15.12%	+	16.32%
10-Year	+	104.86%	+	94.81%	+	7.43%	+	6.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 3/31/14, the Fund had leverage in the amount of 31.51% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

8 | Annual Report

Important Notice to Shareholders

Collateralized Debt Obligations

The Fund may invest in any tranche (other than the equity tranche) of collateralized debt obligations.

Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.

Common varieties of CDOs include the following:

Collateralized loan obligations. Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations. Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments, principally counterparty risk.

CDOs are similar in structure to collateralized mortgage obligations. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from

Annual Report | 9

severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility like that experienced in 2007-2008. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and many have recently experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. Prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry

10 | Annual Report

additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Swap Agreements

Generally, swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. The Fund customarily enters into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter (OTC) derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counter-party are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the

Annual Report | 11

net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

During the term of a swap agreement, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

12 | Annual Report

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthi-ness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the

Annual Report | 13

counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, most swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including certain swaps.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Derivative Instruments

The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments, move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use

14 | Annual Report

such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to swap agreements, forward currency contracts and other OTC derivatives) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Annual Report | 15

Annual Shareholders’ Meeting

September 19, 2013

At an annual Meeting of Shareholders of the Fund held on September 19, 2013, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:
	Shares	% of	% of	Withheld or	% of	% of
Trustees	For	Shares	Voted	Abstain	Shares	Voted
Harris J. Ashton	23,760,362.40	88.53%	97.54%	598,852.00	2.23%	2.46%
Edith E. Holiday	23,567,487.40	87.81%	96.75%	791,727.00	2.95%	3.25%
John B. Wilson	23,880,719.40	88.98%	98.04%	478,495.00	1.78%	1.96%

Note: Sam Ginn, Gregory E. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, J. Michael Luttig, Frank A, Olson and Larry D. Thompson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

16 | Annual Report

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 43006, Providence, RI 02940-3006, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. Participants may contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

Annual Report | 17

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the

18 | Annual Report

acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

Annual Report | 19

Franklin Templeton

Limited Duration Income Trust

Financial Highlights

		Year Ended March 31,
	2014	2013	2012	2011	2010
Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year	$14.30	$13.82	$14.01	$13.48	$10.15
Income from investment operations:
Net investment income[a]	0.80	0.90	0.92	0.98	0.93
Net realized and unrealized gains (losses)	0.20	0.62	(0.04)	0.65	3.40
Dividends to preferred shareholders from net investment income	(0.06)	(0.05)	(0.05)	(0.05)	(0.05)
Total from investment operations	0.94	1.47	0.83	1.58	4.28
Less distributions to common shareholders from net investment
income	(0.88)	(0.99)	(1.02)	(1.05)	(0.95)
Net asset value, end of year	$14.36	$14.30	$13.82	$14.01	$13.48
Market value, end of year[b]	$13.05	$14.82	$14.01	$13.14	$13.40

Total return (based on market value per share)	(5.85)%	13.41%	15.03%	6.25%	63.14%

Ratios to average net assets applicable to common shares[c]
Expenses	1.12%[d,e]	1.13%	1.15%	1.14%	1.15%[d]
Net investment income	5.65%	6.44%	6.73%	7.15%	7.47%

Supplemental data
Net assets applicable to common shares, end of year (000’s)	$385,388	$383,632	$370,095	$375,016	$360,798
Portfolio turnover rate	318.57%	295.39%	302.18%	262.57%	220.09%
Portfolio turnover rate excluding mortgage dollar rolls[f]	137.85%	106.42%	106.49%	115.51%	66.07%
Asset coverage per preferred share	$78,686	$79,157	$77,796	$76,096	$78,092
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

[a]Based on average daily common shares outstanding.
[b]Based on the last sale on the NYSE Amex.
[c]Based on income and expenses applicable to both common and preferred shares.
[d]Benefit of expense reduction rounds to less than 0.01%.
[e]Benefit of waiver and payment by affiliate rounds to less than 0.01%.
[f]See Note 1(e) regarding mortgage dollar rolls.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014

	Country	Shares	Value
Common Stocks 0.1%
Materials 0.1%
NewPage Holdings Inc.	United States	3,000	$270,000
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112	140,175
Total Common Stocks (Cost $728,297)			410,175
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	10,021
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243	303,437
Total Convertible Preferred Stocks (Cost $369,948)			313,458

		Principal Amount*
Corporate Bonds 48.2%
Automobiles & Components 0.4%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,300,000	1,423,500
Banks 2.9%
[b]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	United States	3,000,000	3,443,919
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000	1,575,000
senior note, 5.00%, 5/15/17	United States	1,200,000	1,288,500
[c]senior note, 144A, 6.625%, 4/01/18	United States	500,000	561,875
[b]JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23,
FRN thereafter, Perpetual	United States	1,500,000	1,485,000
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,050,000
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,100,000 EUR	1,731,550
			11,135,844
Capital Goods 0.6%
[c]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,000,000	2,258,750
Commercial & Professional Services 0.4%
[c,d]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	Netherlands	700,000	701,750
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	900,000	907,875
			1,609,625
Consumer Durables & Apparel 1.5%
KB Home, senior note,
4.75%, 5/15/19	United States	1,100,000	1,111,000
7.00%, 12/15/21	United States	1,100,000	1,186,625
[c]Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A,
7.75%, 4/15/20	United States	722,000	799,615
5.25%, 4/15/21	United States	500,000	507,500

Annual Report | 21

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	800,000	$830,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000	1,401,750
			5,836,490
Consumer Services 1.9%
Caesars Entertainment Operating Co. Inc., senior secured note,
11.25%, 6/01/17	United States	2,500,000	2,412,500
[c]Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000	995,625
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,500,000	3,006,250
[c]Paris Las Vegas Holding LLC, senior secured note, first lien, 144A,
8.00%, 10/01/20	United States	500,000	528,750
[c]PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	500,000	522,500
			7,465,625
Diversified Financials 2.4%
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	2,000,000	2,240,000
4.75%, 9/10/18	United States	1,000,000	1,061,250
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	800,000	874,000
[c]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	700,000	738,500
[c]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,500,000	1,593,750
SLM Corp., senior note,
8.45%, 6/15/18	United States	1,400,000	1,653,750
5.50%, 1/15/19	United States	1,100,000	1,167,701
			9,328,951
Energy 10.7%
BreitBurn Energy Partners LP/Finance Corp., senior bond, 7.875%,
4/15/22	United States	600,000	652,500
CHC Helicopter SA, senior secured note, first lien, 9.25%,
10/15/20	Canada	1,800,000	1,962,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,500,000	2,818,750
6.125%, 2/15/21	United States	1,000,000	1,095,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,601,250
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,000,000	1,047,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,871,875
[c]Energy XXI Gulf Coast Inc., senior note, 144A, 7.50%, 12/15/21	United States	600,000	631,500
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	1,087,500
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
12/15/16	United Kingdom	1,000,000	1,046,875
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	100,000	108,250
8.875%, 5/15/21	United States	1,500,000	1,563,750
[c]144A, 9.25%, 2/15/22	United States	500,000	523,750

22 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[c]Kinder Morgan Inc., senior secured note, 144A, 5.00%, 2/15/21	United States	600,000	$603,911
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	900,000	1,002,375
5.50%, 1/15/21	United States	300,000	309,375
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,500,000	1,636,875
7.75%, 2/01/21	United States	1,000,000	1,080,000
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
senior note,
8.875%, 4/01/18	United States	878,000	916,966
7.25%, 2/15/21	United States	800,000	843,000
[c,d]144A, 7.25%, 2/15/21	United States	600,000	632,250
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,000,000	1,050,000
[c]Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	800,000	846,000
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	Cyprus	600,000	599,625
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	600,000	613,500
senior secured note, first lien, 7.50%, 11/01/19	United States	900,000	965,813
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,500,000	2,634,375
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	632,000	712,580
6.50%, 5/15/21	United States	300,000	321,750
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,400,000	1,505,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	1,500,000	1,500,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior note, 5.875%, 3/01/22	United States	200,000	208,000
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	2,000,000	2,072,500
[c]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,500,000	1,642,500
[c]Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,000,000	1,072,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,500,000	1,627,500
			41,406,895
Food, Beverage & Tobacco 1.8%
Constellation Brands Inc., senior note, 3.75%, 5/01/21	United States	400,000	392,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,380,000	1,439,512
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,000,000	1,006,250
[c]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,900,000	2,090,000
[c]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	300,000	318,375
7.375%, 2/15/22	United States	1,000,000	1,080,000
[c]Sun Merger Sub Inc., senior note, 144A, 5.25%, 8/01/18	United States	400,000	417,500
			6,743,637
Health Care Equipment & Services 2.4%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000	1,436,500
senior sub. note, 6.50%, 6/15/20	United States	200,000	211,000

			Annual Report | 23

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
senior note, 6.00%, 10/15/21	United States	400,000		$417,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000		1,214,125
senior note, 7.125%, 7/15/20	United States	400,000		434,500
[c]senior note, 144A, 6.875%, 2/01/22	United States	100,000		105,000
senior secured note, 5.125%, 8/15/18	United States	900,000		947,250
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	1,000,000		1,145,000
senior note, 5.875%, 5/01/23	United States	1,500,000		1,546,875
senior secured note, 5.875%, 3/15/22	United States	1,000,000		1,080,000
[c]Tenet Healthcare Corp., senior note, 144A,
5.00%, 3/01/19	United States	200,000		200,250
6.00%, 10/01/20	United States	500,000		535,937
				9,273,437
Materials 6.3%
ArcelorMittal, senior note, 5.00%, 2/25/17	Luxembourg	3,000,000		3,191,250
[c]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%,
10/15/20	Luxembourg	700,000		782,250
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A,
6.25%, 1/31/19	Ireland	300,000		314,250
7.00%, 11/15/20	Ireland	88,235		93,143
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000		922,500
[c]Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	500,000		520,000
senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000		2,182,500
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000		1,507,500
[c]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	1,261,000		1,283,068
7.00%, 2/15/21	Canada	1,261,000		1,289,372
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	1,500,000		1,584,375
8.25%, 11/01/19	Australia	1,000,000		1,103,750
[c]Ineos Group Holdings SA, senior note, 144A,
6.50%, 8/15/18	Switzerland	600,000	EUR	870,192
5.875%, 2/15/19	Luxembourg	400,000		410,500
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	500,000		535,625
8.75%, 12/15/20	Canada	900,000		1,010,250
[c]Orion Engineered Carbons Bondco GmbH, senior secured note,
first lien, 144A, 9.625%, 6/15/18	Germany	850,000		925,438
[c,e]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK,
9.25%, 8/01/19	Germany	200,000		208,500
[c]Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	1,900,000		2,034,100

24 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[c]Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	600,000	$621,000
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000	1,050,000
senior note, 9.00%, 4/15/19	United States	100,000	107,500
senior note, 8.25%, 2/15/21	United States	1,000,000	1,096,250
senior secured note, 7.125%, 4/15/19	United States	500,000	531,250
			24,174,563
Media 4.9%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	1,190,000
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%,
9/30/22	United States	900,000	892,125
Clear Channel Communications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000	2,621,875
senior secured note, first lien, 9.00%, 12/15/19	United States	500,000	527,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	751,625
senior sub. note, 7.625%, 3/15/20	United States	800,000	868,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000	1,683,750
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000	2,190,000
[c]Gannett Co. Inc., senior note, 144A, 5.125%,
10/15/19	United States	1,200,000	1,258,500
7/15/20	United States	500,000	516,250
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	400,000	426,000
[c]Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	472,000	524,510
senior secured note, 144A, 6.875%, 5/15/19	United States	500,000	538,750
senior secured note, 144A, 5.125%, 5/15/23	United States	1,000,000	1,027,500
[c]UPCB Finance II Ltd., senior secured note, 144A, 6.375%,
7/01/20	Netherlands	1,100,000 EUR	1,632,015
[c]Virgin Media Secured Finance PLC, senior secured bond, 144A,
5.50%, 1/15/25	United Kingdom	1,100,000	1,113,062
[c]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	300,000	312,750
[c,d]WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	600,000	610,500
			18,684,712
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
[c]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%,
4/01/22	United States	200,000	205,000
[c,e]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	700,000	739,375
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%,
12/01/19	United States	500,000	558,750
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	1,900,000	2,066,250

Annual Report | 25

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	700,000	$773,500
5.625%, 12/01/21	United States	500,000	526,250
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000	1,627,500
			6,496,625
Retailing 0.4%
[c]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	900,000 GBP	1,616,456
Semiconductors & Semiconductor Equipment 0.1%
Freescale Semiconductor Inc., senior note, 8.05%, 2/01/20	United States	446,000	492,273
Software & Services 1.7%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	900,000	951,750
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000	1,541,250
[c]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	3,000,000	3,270,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000	740,250
			6,503,250
Technology Hardware & Equipment 1.0%
[c]Alcatel-Lucent USA Inc., senior note, 144A,
4.625%, 7/01/17	France	700,000	721,875
6.75%, 11/15/20	United States	1,300,000	1,381,250
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	500,000	526,250
[c,e]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	500,000	531,250
[c]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	728,000	791,700
			3,952,325
Telecommunication Services 4.9%
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	300,000	319,875
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,284,282
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	717,063
[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000	1,313,250
Frontier Communications Corp., senior note, 8.125%, 10/01/18	United States	2,000,000	2,345,000
Intelsat Jackson Holdings SA, senior note, 7.25%,
4/01/19	Luxembourg	2,000,000	2,160,000
10/15/20	Luxembourg	1,000,000	1,088,750
[c]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	1,000,000	1,068,750
[c]Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	300,000	315,750
senior note, 144A, 7.25%, 9/15/21	United States	500,000	546,875
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	1,000,000	1,181,250
[c]144A, 9.00%, 11/15/18	United States	1,500,000	1,837,500
[c]144A, 7.00%, 3/01/20	United States	600,000	694,500

26 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	900,000	$972,000
6.125%, 1/15/22	United States	300,000	315,375
[c]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%,
7/15/17	Italy	1,500,000	1,581,525
[c,e]Wind Acquisition Holdings Finance SA, senior secured note, 144A,
PIK, 12.25%, 7/15/17	Italy	649,764 EUR	941,529
			18,683,274
Transportation 0.9%
HDTFS Inc., senior note, 5.875%, 10/15/20	United States	1,000,000	1,071,253
Hertz Corp., senior note, 6.75%, 4/15/19	United States	1,000,000	1,076,250
[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	600,000	612,000
[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	700,000	701,312
			3,460,815
Utilities 1.3%
[c]Calpine Corp., senior secured note,
144A, 7.875%, 7/31/20	United States	492,000	543,660
144A, 7.50%, 2/15/21	United States	830,000	910,925
144A, 7.875%, 1/15/23	United States	406,000	456,750
first lien, 144A, 6.00%, 1/15/22	United States	100,000	105,500
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000	1,056,875
[c]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%,
10/01/20	United States	2,500,000	1,931,250
			5,004,960
Total Corporate Bonds (Cost $173,180,128)			185,552,007
[f,g]Senior Floating Rate Interests 50.8%
Automobiles & Components 1.4%
August LuxUK Holding Co., Lux Term B-1 Loan, 5.00%, 4/27/18	Luxembourg	489,926	493,295
August U.S. Holding Co. Inc., U.S. Term B-1 Loan, 5.00%,
4/27/18	United States	505,572	509,048
Chrysler Group LLC, Tranche B Term Loan, 3.50%, 5/24/17	United States	3,113,345	3,119,183
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term
Loan, 10.50%, 1/29/18	United States	298,246	284,824
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,053,094	1,061,650
			5,468,000
Capital Goods 2.4%
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18	Luxembourg	681,624	683,328
Fly Funding II S.A.R.L., Loans, 4.50%, 8/09/19	Luxembourg	740,625	749,420
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	2,079,550	2,085,718
Terex Corp., Term Loan, 3.50%, 4/28/17	United States	1,484,483	1,492,834

Annual Report | 27

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
[f,g]Senior Floating Rate Interests (continued)
Capital Goods (continued)
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	2,205,971	$2,212,578
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	1,982,437	1,986,154
			9,210,032
Commercial & Professional Services 3.2%
[d]Acosta Inc., Add-On Term Loan B, 5.50%, 3/01/18	United States	380,000	382,791
ADS Waste Holdings Inc., Tranche B-2 Term Loan, 3.75%,
10/09/19	United States	3,729,068	3,728,777
ARAMARK Corp.,
Extended Synthetic L/C, 3.581%, 7/26/16	United States	174,490	174,708
U.S. Term E Loans, 3.25%, 9/07/19	United States	730,000	725,210
U.S. Term F Loans, 3.25%, 2/14/21	United States	1,630,000	1,619,473
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	2,404,206	2,408,112
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	1,578,315	1,586,453
West Corp., Term Loan B-10, 3.25%, 6/30/18	United States	1,706,294	1,698,962
			12,324,486
Consumer Services 5.3%
24 Hour Fitness Worldwide Inc., New Tranche B Term Loan,
5.00% - 5.25%, 4/22/16	United States	1,925,051	1,946,107
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20	United States	995,000	997,239
Bright Horizons Family Solutions LLC, Term B Loan, 4.00% - 5.25%,
1/30/20	United States	3,819,209	3,834,127
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	1,043,010	1,050,099
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%,
10/31/16	United States	2,385,278	2,383,124
Four Seasons Holdings Inc.,
First Lien Term Loan, 3.50%, 6/27/20	Canada	995,000	999,975
Second Lien Term Loan, 6.25%, 12/27/20	Canada	670,000	682,563
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%,
10/25/20	United States	1,531,404	1,535,998
[d]La Quinta Intermediate Holdings LLC, First Lien Term Loan, 5.25%,
4/14/21	United States	2,000,000	2,003,438
Pinnacle Entertainment Inc., Tranche B-2 Term Loan, 3.75%,
8/13/20	United States	1,052,050	1,056,489
Scientific Games International Inc., Term Loan B, 4.25%,
10/18/20	United States	1,995,000	2,000,195
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	1,960,150	1,969,339
			20,458,693
Diversified Financials 2.6%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19	United States	1,373,659	1,378,715
Incremental Tranche B-2 Term Loans, 4.25%, 7/08/20	United States	426,775	425,530

28 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
[f,g]Senior Floating Rate Interests (continued)
Diversified Financials (continued)
Trans Union LLC,
2013 Replacement Term Loan, 4.25%, 2/10/19	United States	4,047,653	$4,061,569
Term Loan B, 5.25%, 4/09/21	United States	4,056,129	4,067,539
			9,933,353
Energy 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	578,616	585,849
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	605,425	608,679
Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%,
9/25/18	United States	2,000,000	2,020,750
			3,215,278
Food & Staples Retailing 0.3%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%,
10/10/17	United States	1,040,000	1,016,600
Food, Beverage & Tobacco 2.2%
Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%,
2/24/20	United States	2,160,242	2,150,454
Dole Food Co. Inc., Tranche B Term Loan, 4.246% - 4.50%,
11/01/18	United States	1,633,617	1,643,011
H.J. Heinz Co., Term B-2 Loan, 3.50%, 6/05/20	United States	2,683,922	2,702,207
Pinnacle Foods Finance LLC, Tranche G Term Loan, 3.25%,
4/29/20	United States	1,881,000	1,874,785
			8,370,457
Health Care Equipment & Services 4.9%
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	2,140,725	2,156,781
Biomet Inc., Dollar Term B-2 Loan, 3.653% - 3.733%, 7/25/17	United States	994,987	997,406
Community Health Systems Inc.,
2017 Term E Loan, 3.447% - 3.483%, 1/25/17	United States	630,472	635,642
2021 Term D Loan, 4.25%, 1/27/21	United States	2,927,292	2,955,640
DaVita HealthCare Partners Inc., Tranche B-2 Term Loan, 4.00%,
8/24/19	United States	2,873,625	2,894,663
Envision Healthcare Corp. (Emergency Medical), Initial Term Loan,
4.00%, 5/25/18	United States	2,071,114	2,075,969
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,747,008	1,756,015
Kinetic Concepts Inc., Term E-2 Loan, 3.50%, 11/04/16	United States	1,955,324	1,961,841
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.75%,
1/31/21	United States	360,000	363,075
U.S. Renal Care Inc.,
Add -On Tranche B-2 Term Loan, 3.25%, 7/03/19	United States	1,280,000	1,280,800
Tranche B-2 Term Loan, 4.25% - 5.50%, 7/03/19	United States	1,990,000	1,991,244
			19,069,076

Annual Report | 29

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
[f,g]Senior Floating Rate Interests (continued)
Household & Personal Products 1.3%
Apex Tool Group LLC, Term Loan, 4.50%, 2/01/20	United States	1,366,200	$1,355,954
Revlon Consumer Products Corp., Replacement Term Loans, 3.25%,
11/19/17	United States	1,606,088	1,607,259
Spectrum Brands Inc., Tranche C Term Loan, 3.50%, 9/04/19	United States	228,850	229,564
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	1,991,203	1,903,257
			5,096,034
Insurance 0.2%
CNO Financial Group Inc. (fka Conseco), Tranche B-2 Term Loan,
3.75%, 9/28/18	United States	911,904	915,324
Materials 6.1%
Arysta Lifescience SPC LLC,
[d]Initial Term Loan, 4.50%, 5/29/20	United States	2,882,579	2,896,992
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	1,000,000	1,023,750
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified
Refinancing Term, 4.00%, 2/01/20	United States	1,925,450	1,930,608
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	938,125	944,721
CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 4.25%,
8/30/20	United States	42,015	42,120
CeramTec GmbH, Dollar Term B-3 Loan, 4.25%, 8/30/20	Germany	129,787	130,111
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	982,160	996,893
Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 4.25%,
8/30/20	Germany	424,158	425,219
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	United States	2,482,326	2,504,434
Ineos U.S. Finance LLC, Dollar Term Loan, 3.75%, 5/04/18	United States	1,945,949	1,942,300
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%,
6/07/20	United States	992,500	997,256
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	508,725	515,084
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%,
7/19/19	United States	1,359,684	1,370,448
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,514,417	2,526,793
Taminco Global Chemical Corp., Initial Tranche B-3 Dollar Term Loan,
3.25%, 2/15/19	United States	1,960,237	1,962,687
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	1,369,650	1,379,828
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,969,510	1,966,695
			23,555,939
Media 4.7%
[d]Cengage Learning Acquisitions Inc., Original Term Loans, 8.25%,
3/31/20	United States	2,000,000	2,026,666
Clear Channel Communications Inc.,
Tranche B Term Loan, 3.803%, 1/29/16	United States	9,862	9,755
Tranche D Term Loan, 6.903%, 1/30/19	United States	566,279	555,414
Tranche E Term Loan, 7.653%, 7/30/19	United States	182,125	182,239

30 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
[f,g]Senior Floating Rate Interests (continued)
Media (continued)
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	3,519,255	$3,551,501
Entercom Radio LLC, Term Loan B-2, 4.00% - 5.25%, 11/23/18	United States	737,333	742,556
Gray Television Inc., Initial Term Loan, 4.50%, 10/12/19	United States	472,964	476,275
Media General Inc., Term B Loan, 4.25%, 7/31/20	United States	970,057	979,751
Nine Entertainment Group Pty. Ltd., Term B Loan, 3.25%,
2/05/20	Australia	1,980,000	1,972,575
Univision Communications Inc.,
First-Lien Term Loan, Add-on, 4.00%, 3/01/20	United States	999,900	1,000,421
Replacement First-Lien Term Loan, 4.00%, 3/01/20	United States	623,712	624,297
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	3,100,000	3,096,512
William Morris Endeavor Entertainment LLC, Term Loans First Lien,
6.50%, 3/21/21	United States	3,000,000	2,988,750
			18,206,712
Pharmaceuticals, Biotechnology & Life Sciences 2.9%
[d]Grifols SA, U.S. Tranche B Term Loan, 5.25%, 2/27/21	United States	1,000,000	1,000,625
Jazz Pharmaceuticals Inc., Tranche 2 Term Loan, 3.25%, 6/12/18	United States	279,300	279,911
[d]Mallinckrodt International Finance SA and Mallinck, Initial Term B
Loan, 5.00%, 3/19/21	United States	1,170,000	1,172,102
Par Pharmaceutical Cos. Inc., Term B-2 Loan, 4.00%, 9/30/19	United States	1,596,289	1,600,845
Pharmaceutical Product Development LLC, Term Loan, 4.00%,
12/05/18	United States	2,062,789	2,071,384
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18	United States	2,000,000	2,003,750
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	Canada	997,468	1,002,456
Series D-2 Tranche B Term Loan, 3.75%, 2/13/19	Canada	1,876,647	1,886,030
			11,017,103
Retailing 4.7%
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	1,006,941	1,011,976
American Builders & Contractors Supply Co. Inc., Term B Loans,
3.50%, 4/16/20	United States	1,064,650	1,064,318
Bass Pro Group LLC, New Term Loan, 3.75%, 11/20/19	United States	1,989,797	1,999,953
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
9/26/19	United States	2,190,813	2,201,898
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00% - 6.00%,
7/09/19	United States	2,962,500	2,977,312
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/18/18	United States	1,904,565	1,905,733
[d]The Neiman Marcus Group Ltd. Inc., Other Term Loan, 4.25%,
10/25/20	United States	2,000,000	2,010,156
Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%,
7/27/19	United States	2,689,203	2,696,249
Prestige Brands Inc., Term B-1 Loan, 3.75%, 1/31/19	United States	660,792	664,757
Sungard Availability Services Capital Inc., Term Loan B, 7.25%,
3/31/19	United States	1,400,000	1,405,688
			17,938,040

Annual Report | 31

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
[f,g]Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment 0.3%
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 4.25%,
2/28/20	United States	992,500	$996,687
Software & Services 1.9%
Activision Blizzard Inc., Term Loan, 3.25%, 10/11/20	United States	745,800	746,846
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%,
9/10/20	United States	2,014,950	2,019,605
MoneyGram International Inc., Incremental Term Loan B, 5.50%,
3/28/20	United States	660,000	662,475
Safenet Inc., First Lien Initial Term Loan, 6.75%, 2/24/20	United States	850,000	854,250
SunGard Data Systems Inc., Tranche E Term Loan, 4.00%,
3/08/20	United States	2,019,977	2,027,552
Web.com Group Inc., 1st Lien Term Loan, 4.50%, 10/27/17	United States	1,030,297	1,043,175
			7,353,903
Technology Hardware & Equipment 1.4%
Alcatel-Lucent USA Inc., US Term Loan C (TLC), 4.50%, 1/30/19	United States	994,962	1,005,409
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	1,995,000	1,984,028
[d]Oberthur Technologies of America Corp., Tranche B-2 Term Loan,
5.75%, 10/18/19	United States	997,500	1,002,338
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,487,425	1,489,750
			5,481,525
Telecommunication Services 2.2%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%,
2/08/20	United States	1,093,243	1,094,609
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%,
6/30/19	Luxembourg	3,410,931	3,423,705
NTELOS Inc., Term B Advance, 5.75%, 11/11/19	United States	2,311,671	2,314,560
Zayo Group LLC, Term Loan, 4.00%, 7/02/19	United States	1,562,059	1,565,151
			8,398,025
Transportation 1.2%
Delta Air Lines Inc.,
Term Loan B, 3.50%, 4/20/17	United States	1,945,000	1,951,772
Term Loan B-1, 3.50%, 10/18/18	United States	871,200	872,834
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000	994,375
U.S. Airways Inc., Tranche B-1 Term Loan, 3.50%, 5/23/19	United States	970,000	970,304
			4,789,285
Utilities 0.8%
Calpine Corp.,
Term Loan, 4.00%, 4/01/18	United States	2,638,400	2,651,043
Term Loans, 4.00%, 10/09/19	United States	334,900	336,365
			2,987,408
Total Senior Floating Rate Interests
(Cost $194,091,430)			195,801,960

32 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*		Value
Foreign Government and Agency Securities 1.2%
Government of Malaysia,
3.434%, 8/15/14	Malaysia	85,000	MYR	$26,082
3.741%, 2/27/15	Malaysia	2,860,000	MYR	881,523
3.835%, 8/12/15	Malaysia	475,000	MYR	146,829
4.72%, 9/30/15	Malaysia	63,000	MYR	19,733
3.197%, 10/15/15	Malaysia	280,000	MYR	85,797
Government of Poland,
5.75%, 4/25/14	Poland	870,000	PLN	288,360
5.50%, 4/25/15	Poland	645,000	PLN	219,420
5.00%, 4/25/16	Poland	125,000	PLN	42,971
4.75%, 10/25/16	Poland	1,200,000	PLN	412,692
Strip, 1/25/16	Poland	310,000	PLN	97,251
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	43,700,000	KRW	40,965
senior note, 2.57%, 6/09/14	South Korea	153,000,000	KRW	143,674
senior note, 2.82%, 8/02/14	South Korea	170,200,000	KRW	159,953
senior note, 2.78%, 10/02/14	South Korea	678,400,000	KRW	637,614
senior note, 2.84%, 12/02/14	South Korea	242,080,000	KRW	227,681
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	56,700,000	KRW	53,475
3.25%, 6/10/15	South Korea	42,100,000	KRW	39,795
2.75%, 12/10/15	South Korea	204,200,000	KRW	191,739
3.00%, 12/10/16	South Korea	1,000,000,000	KRW	942,688
Total Foreign Government and Agency Securities
(Cost $4,595,293)				4,658,242
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 8.9%
Banks 6.3%
Banc of America Commercial Mortgage Trust,
2005-3, A2, 4.501%, 7/10/43	United States	239,727		240,377
2006-4, AJ, 5.695%, 7/10/46	United States	1,610,000		1,674,428
Bear Stearns Commercial Mortgage Securities Inc.,
[g]2006-PW11, AJ, FRN, 5.607%, 3/11/39	United States	1,750,000		1,831,489
[g]2006-PW12, AJ, FRN, 5.937%, 9/11/38	United States	1,500,000		1,547,314
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,867,448
[g]2007-PW16, AM, FRN, 5.896%, 6/11/40	United States	260,000		290,234
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15, A4,
5.331%, 2/11/44	United States	97,449		105,860
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,200,000		1,206,362
[g]2007-C6, AM, FRN, 5.893%, 6/10/17	United States	1,520,000		1,677,446
[g]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ,
FRN, 5.688%, 10/15/48	United States	1,300,000		1,248,660

Annual Report | 33

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed
Securities (continued)
Banks (continued)
Greenwich Capital Commercial Funding Corp.,
[g]2006-GG7, AJ, FRN, 6.015%, 7/10/38	United States	1,590,000	$1,648,852
2007-GG9, A4, 5.444%, 3/10/39	United States	825,000	904,827
2007-GG9, AM, 5.475%, 3/10/39	United States	1,430,000	1,541,125
JPMorgan Chase Commercial Mortgage Securities Corp.,
2006-CB17, AM, 5.464%, 12/12/43	United States	380,000	395,906
[g]2006-LDP7, AJ, FRN, 6.025%, 4/15/45	United States	2,000,000	2,055,678
[g]LB-UBS Commercial Mortgage Trust, 2006-C4, AM, FRN, 6.051%,
6/15/38	United States	1,100,000	1,202,359
[g]Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 4.28%,
7/25/34	United States	33,301	2,996
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.457%,
11/12/37	United States	1,825,000	1,919,739
[g]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN,
5.104%, 10/25/33	United States	350,442	250,573
[g]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.678%, 3/12/44	United States	110,000	112,920
2007-IQ16, AM, FRN, 6.297%, 12/12/49	United States	710,000	804,101
2007-IQ16, AMA, FRN, 6.293%, 12/12/49	United States	750,000	841,883
Wells Fargo Mortgage Backed Securities Trust,
[g]04-W, A9, FRN, 2.615%, 11/25/34	United States	552,568	572,472
2007-3, 3A1, 5.50%, 4/25/37	United States	306,503	317,958
			24,261,007
Diversified Financials 2.6%
[c,g]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.235%, 11/25/20	United States	530,000	514,365
[g]Argent Securities Inc., 2003-W5, M4, FRN, 5.779%, 10/25/33	United States	575,617	446,382
[c,g]Atrium CDO Corp., 10A, C, 144A, FRN, 2.837%, 7/16/25	United States	920,000	902,980
[c,g]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.839%, 1/27/25	Cayman Islands	750,000	727,634
[c,g]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.576%, 3/11/21	United States	457,000	427,789
[c,g]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.236%, 1/30/25	Cayman Islands	392,157	392,526
[g,h]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
2A2, FRN, 0.654%, 2/25/35	United States	493,412	426,386
[c,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.639%, 7/26/21	United States	640,000	610,368
[c,g]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.239%,
10/15/21	United States	310,000	301,645
[c,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.467%, 10/20/43	United States	1,125,472	1,094,251
[c,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.638%,
11/01/17	United States	1,000,000	976,942
[c,g]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.139%, 4/15/24	Cayman Islands	180,000	180,000
2013-1A, C, 144A, FRN, 3.739%, 4/15/24	Cayman Islands	450,000	435,870
2013-2A, B, 144A, FRN, 2.919%, 4/25/25	United States	1,000,000	986,500

34 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed
Securities (continued)
Diversified Financials (continued)
[g]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.104%,
11/25/33	United States	285,741	$136,441
[g]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN,
5.029%, 4/25/33	United States	13,987	1,533
[g,i]Talisman 6 Finance, Reg S, FRN, 0.462%, 10/22/16	Ireland	729,366 EUR	963,468
[c,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.463%,
8/01/22	United States	522,389	514,240
			10,039,320
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $33,095,748)			34,300,327
Mortgage-Backed Securities 31.7%
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 2.702%, 5/01/34	United States	530,088	537,132
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.9%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	1,505,651	1,630,762
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	41,087	44,610
FHLMC Gold 30 Year, 3.50%, 5/01/42 - 10/01/43	United States	1,618,854	1,629,900
[d]FHLMC Gold 30 Year, 4.00%, 4/01/41	United States	8,000,000	8,301,563
FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	561,751	600,079
FHLMC Gold 30 Year, 5.00%, 11/01/38	United States	897,470	975,337
FHLMC Gold 30 Year, 5.50%, 4/01/38	United States	1,799,738	1,978,974
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	1,666,304	1,859,515
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	770,165	862,559
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	259,432	290,269
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	31,309	36,085
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	678,039	824,284
			19,033,937
[g]Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%
FNMA, 1.79% - 1.975%, 6/01/32 - 7/01/34	United States	1,101,491	1,162,289
Federal National Mortgage Association (FNMA) Fixed Rate 24.8%
FNMA 15 Year, 3.00%, 8/01/27	United States	29,325	30,211
[d]FNMA 15 Year, 3.00%, 4/15/28	United States	36,475,000	37,478,062
[d]FNMA 15 Year, 3.50%, 1/01/26 - 4/15/28	United States	514,844	540,137
FNMA 15 Year, 5.50%, 7/01/20	United States	675,828	727,140
FNMA 15 Year, 6.00%, 6/01/17	United States	431	433
FNMA 15 Year, 6.50%, 7/01/20	United States	7,003	7,354
FNMA 30 Year, 3.00%, 9/01/32 - 4/01/43	United States	2,937,775	2,862,110
FNMA 30 Year, 4.00%, 12/01/40 - 2/01/41	United States	3,643,329	3,793,833
[d]FNMA 30 Year, 4.00%, 3/01/41	United States	30,850,000	32,074,359
FNMA 30 Year, 4.50%, 9/01/40 - 12/01/40	United States	3,186,807	3,407,049
[d]FNMA 30 Year, 5.00%, 4/01/39	United States	6,653,000	7,254,371

Annual Report | 35

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	1,903,093	$2,079,428
FNMA 30 Year, 5.50%, 6/01/37	United States	1,529,979	1,689,383
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	2,425,473	2,711,732
FNMA 30 Year, 6.50%, 8/01/32	United States	295,720	332,564
FNMA 30 Year, 7.00%, 9/01/18	United States	59,999	65,604
FNMA 30 Year, 8.00%, 10/01/29	United States	109,984	122,848
FNMA 30 Year, 8.50%, 8/01/26	United States	200,519	220,022
			95,396,640
Government National Mortgage Association (GNMA) Fixed Rate 1.6%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	571,954	645,303
[d]GNMA II SF 30 Year, 3.50%, 4/01/42	United States	3,800,000	3,878,969
GNMA II SF 30 Year, 3.50%, 6/20/42 - 7/20/43	United States	1,190,941	1,217,578
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	83,490	94,403
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	190,636	227,092
			6,063,345
Total Mortgage-Backed Securities
(Cost $121,541,798)			122,193,343
Municipal Bonds 1.6%
Arizona School Facilities Board COP, Refunding, Series A-1, 5.00%,
9/01/19	United States	650,000	755,684
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series B, 4.00%, 5/01/19	United States	1,000,000	1,125,960
New York Thruway Authority General Junior Indebtedness Obligations
Revenue, Series A, 5.00%, 5/01/19	United States	1,000,000	1,155,660
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, State
Contingency Contract Secured, Refunding, Series B, 5.00%,
6/01/20	United States	1,000,000	1,046,880
Triborough Bridge and Tunnel Authority Revenues, Refunding,
Sub Series D-1, 2.885%, 11/15/19	United States	1,000,000	1,007,610
University of California Revenues, General, Series AK, 5.00%,
5/15/48	United States	790,000	940,163
Washington State GO, Various Purpose, Series D, 5.00%, 2/01/23	United States	255,000	298,676
Total Municipal Bonds (Cost $6,260,995)			6,330,633

		Shares
Litigation Trusts (Cost $—) 0.0%
[a,j]NewPage Corp., Litigation Trust	United States	1,500,000	—
Total Investments before Short Term Investments
(Cost $533,863,637)			549,560,145

36 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Short Term Investments 5.2%
Foreign Government and Agency Securities 0.3%
[k]Bank of Negara Monetary Notes, 4/03/14 - 11/06/14	Malaysia	1,745,000 MYR	$528,262
Government of Sweden, 6.75%, 5/05/14	Sweden	3,200,000 SEK	497,180
Korea Monetary Stabilization Bond, senior bond, 2.72%, 9/09/14	South Korea	150,000,000 KRW	140,930
[k]Malaysia Treasury Bill, 5/30/14	Malaysia	60,000 MYR	18,290
Total Foreign Government and Agency Securities
(Cost $1,189,011)			1,184,662
Total Investments before Money Market Funds
(Cost $535,052,648)			550,744,807

		Shares
Money Market Funds (Cost $18,716,414) 4.9%
[a,l]Institutional Fiduciary Trust Money Market Portfolio	United States	18,716,414	18,716,414
Total Investments (Cost $553,769,062) 147.8%			569,461,221
Preferred Shares (23.4)%			(90,000,000)
Other Assets, less Liabilities (24.4)%			(94,073,163)
Net Assets 100.0%			$385,388,058

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bPerpetual security with no stated maturity date.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2014, the aggregate value of these securities was $87,125,925, representing 22.61% of net assets.
dA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced basis. See Note 1(c).
eIncome may be received in additional securities and/or cash.
fSee Note 1(f) regarding senior floating rate interests.
gThe coupon rate shown represents the rate at period end.
hThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the value of this security was $963,468, representing 0.25% of net assets.
jSecurity has been deemed illiquid because it may not be able to be sold within seven days.
kThe security is traded on a discount basis with no stated coupon rate.
lSee Note 4(c) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | 37

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

At March 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Buy	376,000	$518,692	4/03/14	$—	$(642)
Euro	DBAB	Sell	376,000	483,216	4/03/14	—	(34,833)
Euro	DBAB	Buy	391,123	522,032	4/22/14	16,833	—
Euro	DBAB	Sell	781,096	1,025,423	4/22/14	—	(50,723)
Euro	DBAB	Sell	378,290	500,667	5/05/14	—	(20,506)
Japanese Yen	DBAB	Sell	48,553,750	500,000	5/07/14	29,513	—
British Pound Sterling	DBAB	Sell	900,000	1,391,670	5/09/14	—	(108,326)
Euro	DBAB	Buy	471,560	645,424	5/09/14	4,244	—
Euro	DBAB	Sell	600,000	787,650	5/09/14	—	(38,969)
Euro	DBAB	Sell	385,820	500,000	5/28/14	—	(31,531)
Japanese Yen	BZWS	Sell	30,150,000	309,815	6/10/14	17,609	—
Japanese Yen	HSBC	Sell	32,110,000	331,948	6/10/14	20,747	—
Japanese Yen	JPHQ	Sell	21,770,000	221,248	6/10/14	10,259	—
Japanese Yen	DBAB	Sell	10,600,000	110,306	6/11/14	7,574	—
Japanese Yen	JPHQ	Sell	29,750,000	309,820	6/11/14	21,489	—
Japanese Yen	JPHQ	Sell	12,500,000	132,296	6/17/14	11,145	—
Euro	DBAB	Sell	208,656	269,396	7/10/14	—	(18,055)
Euro	DBAB	Sell	210,898	281,760	8/26/14	—	(8,776)
Euro	JPHQ	Sell	105,568	140,881	8/27/14	—	(4,550)
Japanese Yen	JPHQ	Sell	180,180,000	1,839,348	11/05/14	91,332	—
Euro	DBAB	Sell	117,683	159,326	11/10/14	—	(2,800)
Euro	JPHQ	Sell	78,316	104,430	11/12/14	—	(3,462)
Euro	DBAB	Sell	309,763	419,624	12/04/14	—	(7,126)
Japanese Yen	DBAB	Sell	309,500,000	3,006,752	12/22/14	2,869	—
Euro	DBAB	Sell	366,621	499,759	1/09/15	—	(5,347)
Japanese Yen	DBAB	Sell	397,510,000	3,871,086	1/09/15	31,532	(19,197)
Euro	DBAB	Sell	2,633,948	3,625,326	2/09/15	1,047	(4,880)
Japanese Yen	DBAB	Sell	171,860,000	1,677,501	2/09/15	8,689	—
Japanese Yen	HSBC	Sell	28,600,000	279,016	2/09/15	1,302	—
Japanese Yen	JPHQ	Sell	60,500,000	590,564	2/09/15	3,091	—
Unrealized appreciation (depreciation)						279,275	(359,723)
Net unrealized appreciation (depreciation)							$(80,448)

[a]May be comprised of multiple contracts using the same currency and settlement date.

38 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2014 (continued)

At March 31, 2014, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

					Upfront
	Counter-		Periodic		Premiums
	party/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps
Contracts to Sell Protection[c]
Traded Index
CMBX.NA.AJ.2	FBCO	$1,750,000	1.09%	3/15/49	$(250,053)	$84,664	$—	$(165,389)	Non
									Investment
									Grade
MCDX.NA.21	CITI	3,000,000	1.00%	12/20/18	(53,443)	32,230	—	(21,213)	Investment
									Grade
OTC Swaps unrealized appreciation (depreciation)						116,894	—
Net unrealized appreciation (depreciation)						$116,894

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 56.

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Franklin Templeton

Limited Duration Income Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$535,052,648
Cost - Sweep Money Fund (Note 4c)	18,716,414
Total cost of investments	$553,769,062
Value - Unaffiliated issuers	$550,744,807
Value - Sweep Money Fund (Note 4c)	18,716,414
Total value of investments	569,461,221
Cash	2,328,320
Foreign currency, at value (cost $629,206)	631,079
Receivables:
Investment securities sold	12,541,750
Dividends and interest	4,766,115
Due from brokers	560,000
Unrealized appreciation on forward exchange contracts	279,275
Unrealized appreciation on OTC swap contracts	116,894
Total assets	590,684,654
Liabilities:
Payables:
Investment securities purchased	112,244,696
Management fees	335,447
Distributions to common shareholders	1,959,002
Distributions to preferred shareholders	9,224
Trustees’ fees and expenses	372
OTC Swaps (premiums received $315,333)	303,496
Unrealized depreciation on forward exchange contracts	359,723
Accrued expenses and other liabilities	84,636
Total liabilities	115,296,596
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)]
(Note 3)	90,000,000
Net assets applicable to common shares	$385,388,058
Net assets applicable to common shares consist of:
Paid-in capital	$381,377,452
Undistributed net investment income	152,058
Net unrealized appreciation (depreciation)	15,735,924
Accumulated net realized gain (loss)	(11,877,376)
Net assets applicable to common shares	$385,388,058
Common shares outstanding	26,835,650
Net asset value per common share	$14.36

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton

Limited Duration Income Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Investment income:
Dividends	$4,261
Interest	25,843,485
Total investment income	25,847,746
Expenses:
Management fees (Note 4a)	3,839,069
Administrative fees (Note 4b)	92,592
Transfer agent fees	71,103
Custodian fees (Note 5)	6,961
Reports to shareholders	50,552
Registration and filing fees	22,532
Professional fees	70,874
Trustees’ fees and expenses	22,149
Auction agent fees and expenses	44,808
Other	64,789
Total expenses	4,285,429
Expense reductions (Note 5)	(178)
Expense waived/paid by affiliates (Note 4c)	(13,076)
Net expenses	4,272,175
Net investment income	21,575,571
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,653,863
Foreign currency transactions	553,886
Swap contracts	302,365
Net realized gain (loss)	5,510,114
Net change in unrealized appreciation (depreciation) on:
Investments	347,468
Translation of other assets and liabilities denominated in foreign currencies	(722,218)
Net change in unrealized appreciation (depreciation)	(374,750)
Net realized and unrealized gain (loss)	5,135,364
Net increase (decrease) in net assets resulting from operations	26,710,935
Distributions to preferred shareholders from net investment income	(1,498,482)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$25,212,453

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Franklin Templeton

Limited Duration Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$21,575,571	$24,197,340
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	5,510,114	6,624,015
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(374,750)	9,974,725
Distribution to preferred shareholders from net investment income	(1,498,482)	(1,459,254)
Net increase (decrease) in net assets applicable to common shares resulting from
operations	25,212,453	39,336,826
Distributions to common shareholders from net investment income	(23,508,029)	(26,434,975)
Capital share transactions from reinvestment of distributions (Note 2)	52,099	634,640
Net increase (decrease) in net assets	1,756,523	13,536,491
Net assets applicable to common shares:
Beginning of year	383,631,535	370,095,044
End of year	$385,388,058	$383,631,535
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$152,058	$(474,725)

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent

Annual Report | 43

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

44 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain

Annual Report | 45

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counter-party broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit

46 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 9 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Annual Report | 47

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

48 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
		2014		2013
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of distributions	3,618	$52,099	45,099	$634,640

3. AUCTION RATE PREFERRED SHARES

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2014; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2014, the dividends on Preferred Shares ranged from 1.617% to 1.675%.

Annual Report | 49

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

3. AUCTION RATE PREFERRED SHARES (continued)

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2014, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid investment management fees to Advisers of 0.50% per year of the average daily managed assets.

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily managed assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily managed assets of the Fund.

50 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

4.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, the Fund had capital loss carryforwards of $11,875,503 expiring in 2018.

During the year ended March 31, 2014, the Fund utilized $806,951 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from Ordinary income	$25,006,511	$27,894,229

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$554,410,154

Unrealized appreciation	$17,140,519
Unrealized depreciation	(2,089,452)
Net unrealized appreciation (depreciation)	$15,051,067

Distributable earnings - Undistributed ordinary income	$2,573,840

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of mortgage dollar rolls, paydown losses, and swaps.

Annual Report | 51

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $1,743,562,564 and $1,744,210,337, respectively.

8. CREDIT RISK

At March 31, 2014, the Fund had 69.39% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. OTHER DERIVATIVE INFORMATION

At March 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$279,275	forward exchange contracts	$359,723
Credit contracts	Unrealized appreciation on		Unrealized depreciation on
	OTC swap contracts	116,894	OTC swap contracts	—

For the year ended March 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized appreciation
(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	$504,771	$(732,656)
Credit contracts	Net realized gain (loss) from swap contracts / Net
change in unrealized appreciation (depreciation) on
	investments	302,365	76,191

52 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended March 31, 2014, the average month end fair value of derivatives represented 0.20% of average month end net assets. The average month end number of open derivative contracts for the year was 48.

At March 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the
	Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$279,275	$359,723
Swap Contracts	116,894	303,496
Total	$396,169	$663,219

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At March 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BZWS	$17,609	$—	$—	$—	$17,609
CITI	32,230	(32,230)	—	—	—
DBAB	102,301	(102,301)	—	—	—
FBCO	84,664	(84,664)	—	—	—
HSBC	22,049	—	—	—	22,049
JPHQ	137,316	(8,012)	(45,258)	—	84,046
Total	$396,169	$(227,207)	$(45,258)	$—	$123,704

[a]At March 31, 2014, the Fund received U.S. Treasury Notes as collateral for derivatives.

Annual Report | 53

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

At March 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts
	of Liabilities
	Presented in	Financial	Financial
	the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BZWS	$—	$—	$—	$—	$—
CITI	53,443	(32,230)	—	—	21,213
DBAB	351,711	(102,301)	—	(249,410)	—
FBCO	250,053	(84,664)	—	(165,389)	—
HSBC	—	—	—	—	—
JPHQ	8,012	(8,012)	—	—	—
Total	$663,219	$(227,207)	$—	$(414,799)	$21,213

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

See Note 1(d) regarding derivative financial instruments.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

54 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]:
Materials	$—	$270,000	$—	$270,000
Transportation	—	453,633	—	453,633
Corporate Bonds	—	185,552,007	—	185,552,007
Senior Floating Rate Interests	—	195,801,960	—	195,801,960
Foreign Government and Agency
Securities	—	4,658,242	—	4,658,242
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	34,300,327	—	34,300,327
Mortgage-Backed Securities	—	122,193,343	—	122,193,343
Municipal Bonds	—	6,330,633	—	6,330,633
Litigation Trust	—	—	—[b]	—
Short Term Investments	18,716,414	1,184,662	—	19,901,076
Total Investments in Securities	$18,716,414	$550,744,807	$—	$569,461,221
Other Financial Instruments
Forward Exchange Contracts	—	279,275	—	279,275
Swap Contracts	—	116,894	—	116,894
Total Other Financial Instruments	$—	$396,169	$—	$396,169
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$359,723	$—	$359,723

aIncludes common and convertible preferred stocks as well as other equity investments.
bIncludes securities determined to have no value at March 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

Annual Report | 55

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio
BZWS	- Barclays Bank PLC	EUR	- Euro	CDO	- Collateralized Debt Obligation
CITI	- Citibank N.A.	GBP	- British Pound	CLO	- Collateralized Loan Obligation
DBAB	- Deutsche Bank AG	KRW	- South Korean Won	COP	- Certificate of Participation
FBCO	- Credit Suisse Group AG	MYR	- Malaysian Ringgit	FRN	- Floating Rate Note
HSBC	- HSBC Bank USA, N.A.	PLN	- Polish Zloty	GO	- General Obligation
JPHQ	- JP Morgan Chase & Co.	SEK	- Swedish Krona	L/C	- Letter of Credit
				PIK	- Payment-In-Kind
				SF	- Single Family
				USD	- Unified/Union School District

56 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Limited Duration Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

Annual Report | 57

Franklin Templeton

Limited Duration Income Trust

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $18,312,143 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2014.

58 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 2003	140	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2005	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 59

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	140	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (2010-2012) and Graham
				Holdings Company (formerly,
				The Washington Post Company)
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
		2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing);
serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

60 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee and	Trustee since	150	None
One Franklin Parkway	Vice President	June 2013 and
San Mateo, CA 94403-1906		Vice President
since 2003
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board since June
San Mateo, CA 94403-1906	Trustee and	2013, Trustee and
	Senior Vice	Senior Vice
	President	President since
2003
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton
Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

62 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

Franklin Templeton

Limited Duration Income Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

64 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end general bond funds as selected by Lipper during 2013 and for the previous 10 years ended December 31, 2013. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return for 2013 and for the previous annualized three-, five- and 10-year periods in each case to be in the second-lowest performing quintile of its performance universe. The Lipper report showed the Fund’s 2013 total return to be in the highest performing quintile in such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and the middle performing quintile of such universe for the previous 10-year period. In discussing such performance, management pointed out that it reflected the fact that the Lipper universe was composed of a mix of closed-end high yield corporate, investment-grade corporate and multi-sector fixed income funds that generally differed from the Fund’s primary asset classes and included only one fund with the limited duration investment mandate followed by the Fund. Management also noted

Annual Report | 65

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

that the Fund had consistently outperformed a customized benchmark it believed more accurately reflected the Fund’s asset classes. The Board took such explanation into account in finding the Fund’s overall performance as set forth in the Lipper report to be acceptable. In doing so, the Board noted that the Fund’s income and total returns for 2013, as shown in the Lipper report, were 6.51% and 6.96%, respectively, and that the Fund’s annualized income return in the previous three-, five- and 10-year periods in each case exceeded 7%, with its annualized total return being in excess of 8% and 16% for the previous three- and five-year periods, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and nine other closed-end general bond funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be five and a half basis points higher than the median of such expense group, but the Fund’s actual total expense ratio to be 17 basis points lower than the median of such group. The Board found the expenses of the Fund in comparison to its Lipper expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered

66 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 67

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE MKT’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2013. Additionally, the Fund expects to file, on or about May 30, 2014, such certifications with its form N-CSR for the year ended March 31, 2014.

68 | Annual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $47,556 for the fiscal year ended March 31, 2014 and $47,500 for the fiscal year ended March 31, 2013.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $13,760 for the fiscal year ended March 31, 2014 and $13,760 for the fiscal year ended March 31, 2013. The services for which fees were paid include attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended March 31, 2014 and $4,600 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $115 for the fiscal year ended March 31, 2014 and $0 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $159,621 for the fiscal year ended March 31, 2014 and $39,194 for the fiscal year ended March 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $180,426 for the fiscal year ended March 31, 2014 and $57,554 for the fiscal year ended March 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: J. Michael Luttig, Frank A. Olson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.   The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 27, 2014 the portfolio managers of the Fund are as follows:

Roger A. Bayston, CFA, Christopher J. Molumphy, CFA, Eric G. Takaha, CFA, Glenn I. Voyles, CFA, Madeline Lam, Justin MA, CFA serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.

Ms. Lam has been a portfolio manager of the Fund since 2013. She joined Franklin Templeton Investments in 1998.

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2014.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger A. Bayston	9	17,710.83	4	3,058.3	1[2]	1,981.2
Madeline Lam	2	7,786.6	2	732.7	N/A	0
Justin Ma	2	7,786.6	2	732.7	N/A	0
Christopher J. Molumphy	9	26,856.0	5	3,886.4	3	232.8
Eric G. Takaha	5	17,001.9	9	7,527.7	17[2]	2,933.3
Glenn I. Voyles	1	266.5	1	644,730.8[3]	7	742.7

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2.  Mr. Bayston manages other accounts with $1,981.26 in assets with a performance fee. Mr. Takaha manages other accounts with $33.1 in assets with a performance fee.

3.  Assets of Other Pooled Investment Vehicles Managed are in thousandth.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.  Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•         Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•         Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•         Responsibilities.   The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger A. Bayston	None
Madeline Lam	None
Justin Ma	None
Christopher J. Molumphy	None
Eric G. Takaha	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer – Finance and Administration

 Date May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer – Finance and Administration

  Date May 27, 2014

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

 Date May 27, 2014